UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2014

GREAT WESTERN BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

100 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

On November 21, 2014, National Australia Bank Limited (“NAB”), a publicly traded company on the Australian Stock Exchange, and the majority stockholder of Great Western Bancorp, Inc. (the “Company”), will issue a press release (the “NAB Release”) that reports financial information related to the Company and its subsidiary, Great Western Bank (the “Bank”), for the fiscal year ended September 30, 2014, and for the six months ended March 31, 2014 and September 30, 2014. The NAB Release will include (i) financial information prepared in accordance with U.S. generally accepted accounting principles (“US GAAP” and the “US GAAP information”), the accounting standards adopted by the U.S. Securities and Exchange Commission and applicable to the Company, and (ii) non-US GAAP information (collectively, “non-GAAP information”), including financial information prepared in accordance with Australian Accounting Standards as issued by the Australian Accounting Standards Board complying with International Financial Reporting Standards (“AAS” and the “AAS information”), the accounting standards applicable to NAB, and a reconciliation of the US GAAP information to the AAS information. The non-US GAAP information presented in the NAB Release is being reported by NAB for the benefit of NAB investors.

As referenced above, the Company is required to prepare its financial statements in accordance with US GAAP; AAS does not apply to the Company. The Company’s management does not use or rely on financial information prepared in accordance with AAS in managing the Company’s business or financial performance. The AAS information is not comparable to, or a substitute for, the US GAAP information and should not be relied upon or considered when evaluating the Company’s financial performance or condition, or in evaluating the Company’s financial disclosures in its periodic reports. The Company expects that NAB will no longer report similar financial information with respect to the Company or the Bank when NAB is no longer required to consolidate the Company’s results, as a subsidiary of NAB, with NAB’s results for financial reporting purposes.

A copy of the NAB Release is attached as Exhibit 99.1 to this Current Report on Form 8-K. For purposes of Item 2.02, only the US GAAP financial information disclosed in Exhibit 99.1 is incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, all information provided in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of National Australia Bank Limited dated November 21, 2014.*

*	A copy of the Company’s earnings release to the New York Stock Exchange and a copy of the Company’s investor presentation, each as attached to the NAB Release, are being incorporated by reference to Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K dated November 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: November 20, 2014	By:	/s/ Peter Chapman
	Name:	Peter Chapman
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of National Australia Bank Limited dated November 21, 2014.*

*	A copy of the Company’s earnings release to the New York Stock Exchange and a copy of the Company’s investor presentation, each as attached to the NAB Release, are being incorporated by reference to Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K dated November 20, 2014.

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